EXHIBIT 32.1


                                WRITTEN STATEMENT
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with this amended Annual Report of New Dragon Asia Corp. and its subsidiaries (the "Company") on Form 10-K/A for the year ended December 25, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Li Xia WANG, Chief Executive Officer of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 13, 2005
                                                    By: /s/ Li Xia WANG
                                                        -----------------------
                                                        Li Xia WANG
                                                        Chief Executive Officer